Exhibit 99.2

SUPPLEMENTAL UNAUDITED HISTORICAL CONSOLIDATED QUARTERLY CONDENSED FINANCIAL INFORMATION

The following supplemental unaudited historical consolidated quarterly condensed financial information has been prepared by Criteo S.A. ("Criteo") in connection with the merger (the "Merger") of TBL Holdings, Inc., a wholly owned indirect subsidiary of Criteo ("Merger Sub"), with and into HookLogic, Inc. ("HookLogic"), with HookLogic surviving the merger and becoming a wholly owned indirect subsidiary of Criteo, as contemplated by the Agreement and Plan of Merger (the "Merger Agreement"), dated October 3, 2016, by and among Criteo Corp., Merger Sub, HookLogic and Fortis Advisors LLC, solely in its capacity as the Stockholder Agent. The Merger was completed on November 9, 2016. As used herein, references to "Criteo Sponsored Products" and "CSP" refer to the business of HookLogic and its subsidiaries.

The supplemental unaudited historical consolidated quarterly condensed financial information is derived from HookLogic's unaudited interim consolidated financial statements for the quarters presented and Criteo’s unaudited interim consolidated financial statements for the quarters presented.

The supplemental unaudited historical consolidated quarterly condensed financial information presented below is derived by adding the financial information for Criteo and HookLogic for the periods presented. The supplemental unaudited historical consolidated quarterly condensed financial information does not include any adjustments to the financial statements of Criteo or HookLogic for the quarters presented. The supplemental unaudited historical consolidated quarterly condensed financial information has been prepared for illustrative purposes only, and is not necessarily indicative of the operating results of the combined company had the Merger had been consummated on the date indicated, nor is it necessarily indicative of the results of operations that may be expected for any future period. Criteo and HookLogic may have performed differently had they actually been consolidated during the periods presented.

Consolidated Statement of Income
(U.S. dollars in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Three Months Ended
	March 31, 2016			June 30, 2016
	Criteo	CSP (*)	Consolidated	Criteo	CSP (*)	Consolidated
Revenue	$401,253	$13,182	$414,435	$407,201	$22,963	$430,164

Cost of revenue
Traffic acquisition cost	(238,755)	(8,918)	(247,673)	(240,969)	(15,339)	(256,308)
Other cost of revenue	(18,338)	(799)	(19,137)	(20,279)	(736)	(21,015)

Gross profit	144,160	3,465	147,625	145,953	6,888	152,841

Operating expenses:
Research and development expenses	(27,162)	(2,042)	(29,204)	(30,235)	(1,844)	(32,079)
Sales and operations expenses	(64,473)	(3,336)	(67,809)	(69,225)	(4,195)	(73,420)
General and administrative expenses	(24,737)	(1,605)	(26,342)	(28,610)	(1,686)	(30,296)
Total Operating expenses	(116,372)	(6,983)	(123,355)	(128,070)	(7,725)	(135,795)
Income from operations	27,788	(3,518)	24,270	17,883	(837)	17,046
Financial income (expense)	(1,317)	(66)	(1,383)	(94)	(71)	(165)
Income before taxes	26,471	(3,584)	22,887	17,789	(908)	16,881
Provision for income taxes	(7,944)	—	(7,944)	(4,450)	—	(4,450)
Net Income	$18,527	$(3,584)	$14,943	$13,339	$(908)	$12,431

Net income available to shareholders of Criteo S.A.	$17,131	$(3,584)	$13,547	$12,200	$(908)	$11,292
Net income available to non-controlling interests	$1,396	$—	$1,396	$1,139	$—	$1,139

Weighted average shares outstanding used in computing per share amounts:
Basic	62,610,013	—	62,610,013	63,246,785	—	63,246,785
Diluted	64,841,134	—	64,841,134	65,625,097	—	65,625,097

Net income allocated to shareholders of Criteo S.A. per share:
Basic	0.27	—	0.22	0.19	—	0.18
Diluted	0.26	—	0.21	0.19	—	0.17

(*) CSP : Criteo Sponsored Products, formerly HookLogic.

Consolidated Statement of Income
(U.S. dollars in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Three Months Ended
	September 30, 2016			December 31, 2016
	Criteo	CSP (*)	Consolidated	Criteo	CSP (*)	Consolidated(1)
Revenue	$423,867	$22,559	$446,426	$521,633	$57,969	$579,602

Cost of revenue
Traffic acquisition cost	(247,310)	(15,346)	(262,656)	(308,989)	(42,217)	(351,206)
Other cost of revenue	(22,332)	(908)	(23,240)	(23,575)	(771)	(24,346)

Gross profit	154,225	6,305	160,530	189,069	14,981	204,050

Operating expenses:
Research and development expenses	(30,701)	(3,674)	(34,375)	(32,363)	(3,815)	(36,178)
Sales and operations expenses	(68,164)	(4,444)	(72,608)	(76,406)	(5,790)	(82,196)
General and administrative expenses	(32,492)	(459)	(32,951)	(30,493)	(2,559)	(33,052)
Total Operating expenses	(131,357)	(8,577)	(139,934)	(139,262)	(12,164)	(151,426)
Income from operations	22,868	(2,272)	20,596	49,807	2,817	52,624
Financial income (expense)	(570)	(88)	(658)	1,426	(727)	699
Income before taxes	22,298	(2,360)	19,938	51,233	2,090	53,323
Provision for income taxes	(7,574)	—	(7,574)	(13,161)	—	(13,161)
Net Income	$14,724	$(2,360)	$12,364	$38,072	$2,090	$40,162

Net income available to shareholders of Criteo S.A.	$13,539	$(2,360)	$11,179	$36,734	$2,090	$38,824
Net income available to non-controlling interests	$1,185	$—	$1,185	$1,338	$—	$1,338

Weighted average shares outstanding used in computing per share amounts:
Basic	63,628,351	—	63,628,351	63,760,491	—	63,760,491
Diluted	65,816,422	—	65,816,422	66,184,462	—	66,184,462

Net income allocated to shareholders of Criteo S.A. per share:
Basic	0.21	—	0.18	0.58	—	0.61
Diluted	0.21	—	0.17	0.56	—	0.59

(*) CSP : Criteo Sponsored Products, formerly HookLogic.

(1) Including the contribution of Criteo Sponsored Products business (formerly HookLogic) for the period October 1, 2016 until December 31, 2016.

Reconciliation of Revenue ex-TAC by Region to Revenue by Region
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended			Three Months Ended
	March 31, 2016			June 30, 2016
Region	Criteo	CSP (*)	Consolidated	Criteo	CSP (*)	Consolidated
Revenue
Americas	$147,174	$11,882	$159,056	$156,522	$21,545	$178,067
EMEA	159,405	1,300	160,705	153,899	1,418	155,317
Asia-Pacific	94,674	—	94,674	96,780	—	96,780
Total	401,253	13,182	414,435	407,201	22,963	430,164

Traffic acquisition costs
Americas	(90,929)	(8,312)	(99,241)	(96,560)	(14,496)	(111,056)
EMEA	(91,185)	(606)	(91,791)	(86,820)	(843)	(87,663)
Asia-Pacific	(56,641)	—	(56,641)	(57,589)	—	(57,589)
Total	(238,755)	(8,918)	(247,673)	(240,969)	(15,339)	(256,308)

Revenue ex-TAC (1)
Americas	56,245	3,570	59,815	59,962	7,049	67,011
EMEA	68,220	694	68,914	67,079	575	67,654
Asia-Pacific	38,033	—	38,033	39,191	—	39,191
Total	$162,498	$4,264	$166,762	$166,232	$7,624	$173,856

(*) CSP : Criteo Sponsored Products, formerly HookLogic.

(1) We define Revenue ex-TAC as our revenue excluding traffic acquisition costs generated over the applicable measurement period. Revenue ex-TAC and Revenue, Traffic Acquisition Costs and Revenue ex-TAC by Region are not measures calculated in accordance with U.S. GAAP. We have included Revenue ex-TAC and Revenue, Traffic Acquisition Costs and Revenue ex-TAC by Region in this Exhibit 99.2 to Form 8-K because they are key measures used by our management and board of directors to evaluate Criteo's operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of TAC from revenue and review of these measures by region can provide useful measures for period-to-period comparisons of our core business. Accordingly, we believe that Revenue ex-TAC and Revenue, Traffic Acquisition Costs and Revenue ex-TAC by Region provide useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management and board of directors. Our use of Revenue ex-TAC and Revenue, Traffic Acquisition Costs and Revenue ex-TAC by Region has limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these limitations are: (a) other companies, including companies in our industry which have similar business arrangements, may address the impact of TAC differently; (b) other companies may report Revenue, Traffic Acquisition Costs and Revenue ex-TAC by Region or similarly titled measures but define the regions differently, which reduces their effectiveness as a comparative measure; and (c) other companies may report Revenue ex-TAC or similarly titled measures but calculate them differently, which reduces their usefulness as a comparative measure. Because of these and other limitations, you should consider Revenue ex-TAC and Revenue, Traffic Acquisition Costs and Revenue ex-TAC by Region alongside our other U.S. GAAP financial results, including revenue. The above table provides a reconciliation of Revenue ex-TAC to revenue and Revenue ex-TAC by Region to revenue by region.

Reconciliation of Revenue ex-TAC by Region to Revenue by Region
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended			Three Months Ended
	September 30, 2016			December 31, 2016
Region	Criteo	CSP (*)	Consolidated	Criteo	CSP (*)	Consolidated (2)
Revenue
Americas	$160,739	$20,711	$181,450	$227,974	$52,535	$280,509
EMEA	157,921	1,848	159,769	182,570	5,434	188,004
Asia-Pacific	105,207	—	105,207	111,089	—	111,089
Total	423,867	22,559	446,426	521,633	57,969	579,602

Traffic acquisition costs
Americas	(97,239)	(13,977)	(111,216)	(138,699)	(40,062)	(178,761)
EMEA	(87,092)	(1,369)	(88,461)	(104,026)	(2,926)	(106,952)
Asia-Pacific	(62,979)	—	(62,979)	(66,264)	—	(66,264)
Total	(247,310)	(15,346)	(262,656)	(308,989)	(42,988)	(351,977)

Revenue ex-TAC (1)
Americas	63,500	6,734	70,234	89,275	12,473	101,748
EMEA	70,829	479	71,308	78,544	2,508	81,052
Asia-Pacific	42,228	—	42,228	44,825	—	44,825
Total	$176,557	$7,213	$183,770	$212,644	$14,981	$227,625

(*) CSP : Criteo Sponsored Products, formerly HookLogic.

(1) Revenue ex-TAC is not a measure calculated in accordance with U.S. GAAP. The above table provides a reconciliation of Revenue ex-TAC to revenue and Revenue ex-TAC by Region to revenue by region.

(2) Including the contribution of Criteo Sponsored Products business (formerly HookLogic) for the period October 1, 2016 until December 31, 2016.

Reconciliation of Adjusted EBITDA to Net Income
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended			Three Months Ended
	March 31, 2016			June 30, 2016
	Criteo	CSP (*)	Consolidated	Criteo	CSP (*)	Consolidated
Net income	$18,527	$(3,584)	$14,943	$13,339	$(908)	$12,431
Adjustments:
Financial (income) expense	1,317	66	1,383	94	71	165
Provision for income taxes	7,944	—	7,944	4,450	—	4,450
Equity awards compensation expense	8,370	—	8,370	7,695	—	7,695
Research and development	$2,402	$—	$2,402	$2,179	$—	$2,179
Sales and operations	3,390	—	3,390	2,488	—	2,488
General and administrative	2,578	—	2,578	3,028	—	3,028
Pension service costs	129	—	129	131	—	131
Research and development	52	—	52	53	—	53
Sales and operations	34	—	34	35	—	35
General and administrative	43	—	43	43	—	43
Depreciation and amortization expense	12,516	219	12,735	13,300	276	13,576
Cost of revenue	8,220	—	8,220	9,220	—	9,220
Research and development	2,007	—	2,007	1,457	(28)	1,429
Sales and operations	1,771	—	1,771	2,019	4	2,023
General and administrative	518	219	737	604	300	904
Acquisition-related costs	—	—	—	148	—	148
General and administrative	—	—	—	148	—	148
Acquisition-related deferred price consideration	40	—	40	44	—	44
Research and development	40	—	40	44	—	44
General and administrative	—	—	—	—	—	—
Total net adjustments	30,316	285	30,601	25,862	347	26,209
Adjusted EBITDA (1)	$48,843	$(3,299)	$45,544	$39,201	$(561)	$38,640

(*) CSP : Criteo Sponsored Products, formerly HookLogic.

(1) We define Adjusted EBITDA as our consolidated earnings before financial income (expense), income taxes, depreciation and amortization, adjusted to eliminate the impact of equity awards compensation expense, pension service costs, and acquisition-related costs and deferred price consideration. Adjusted EBITDA is not a measure calculated in accordance with U.S. GAAP. We have included Adjusted EBITDA because it is a key measure used by our management and board of directors to evaluate Criteo's operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of equity awards compensation expense, pension service costs, acquisition-related costs and deferred price consideration in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management and board of directors. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these limitations are: (a) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; (b) Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; (c) Adjusted EBITDA does not reflect the potentially dilutive impact of equity-based compensation; (d) Adjusted EBITDA does not reflect tax payments that may represent a reduction in cash available to us; and (e) other companies, including companies in our industry, may calculate Adjusted EBITDA or similarly titled measures differently, which reduces their usefulness as a comparative measure. Because of these and other limitations, you should consider Adjusted EBITDA alongside our U.S. GAAP financial results, including net income.

Reconciliation of Adjusted EBITDA to Net Income
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended			Three Months Ended
	September 30, 2016			December 31, 2016
	Criteo	CSP (*)	Consolidated	Criteo	CSP (*)	Consolidated (2)
Net income	$14,724	$(2,360)	$12,364	$38,072	$2,090	$40,162
Adjustments:
Financial (income) expense	570	88	658	(1,426)	727	(699)
Provision for income taxes	7,574	—	7,574	13,161	—	13,161
Equity awards compensation expense	13,965	—	13,965	11,520	1,709	13,229
Research and development	$4,667	$—	$4,667	$2,525	$335	$2,860
Sales and operations	5,143	—	5,143	4,452	1,364	5,816
General and administrative	4,155	—	4,155	4,543	10	4,553
Pension service costs	132	—	132	133	—	133
Research and development	55	—	55	52	—	52
Sales and operations	38	—	38	37	—	37
General and administrative	39	—	39	44	—	44
Depreciation and amortization expense	14,771	363	15,134	15,940	252	16,192
Cost of revenue	10,406	—	10,406	10,623	—	10,623
Research and development	1,640	771	2,411	2,093	14	2,107
Sales and operations	1,813	92	1,905	2,152	2	2,154
General and administrative	912	(500)	412	1,072	236	1,308
Acquisition-related costs	1,793	—	1,793	446	534	980
General and administrative	1,793	—	1,793	446	534	980
Acquisition-related deferred price consideration	3	—	3	(3)	—	(3)
Research and development	3	—	3	(3)	—	(3)
General and administrative	—	—	—	—	—	—
Total net adjustments	38,808	451	39,259	39,771	3,222	42,993
Adjusted EBITDA (1)	$53,532	$(1,909)	$51,623	$77,843	$5,312	$83,155

(*) CSP : Criteo Sponsored Products, formerly HookLogic.

(1) Adjusted EBITDA is not a measure calculated in accordance with U.S. GAAP. The above table provides a reconciliation of Adjusted EBITDA to net income.

(2) Including the contribution of Criteo Sponsored Products business (formerly HookLogic) for the period October 1, 2016 until December 31, 2016.

Reconciliation of Adjusted Net Income to Net Income
(U.S. dollars in thousands except share and per share data)
(unaudited)

	Three Months Ended			Three Months Ended
	March 31, 2016			June 30, 2016
	Criteo	CSP (*)	Consolidated	Criteo	CSP (*)	Consolidated
Net income	$18,527	$(3,584)	$14,943	$13,339	$(908)	$12,431
Adjustments:
Equity awards compensation expense	8,370	—	8,370	7,695	—	7,695
Amortization of acquisition-related intangible assets	1,377	—	1,377	825	—	825
Acquisition-related costs	—	—	—	148	—	148
Acquisition-related deferred price consideration	40	—	40	44	—	44
Tax impact of the above adjustments	(228)	—	(228)	(159)	—	(159)
Total net adjustments	9,559	—	9,559	8,553	—	8,553
Adjusted net income (1)	$28,086	$(3,584)	$24,502	$21,892	$(908)	$20,984

Weighted average shares outstanding
- Basic	62,610,013	—	62,610,013	63,246,785	—	63,246,785
- Diluted	64,841,134	—	64,841,134	65,625,097	—	65,625,097

Adjusted net income per share
- Basic	$0.45	$—	$0.39	$0.35	$—	$0.33
- Diluted	$0.43	$—	$0.38	$0.33	$—	$0.32

(*) CSP : Criteo Sponsored Products, formerly HookLogic.

(1) We define Adjusted Net Income as our net income adjusted to eliminate the impact of equity awards compensation expense, amortization of acquisition-related intangible assets, acquisition-related costs and deferred price consideration and the tax impact of the foregoing adjustments. Adjusted Net Income is not a measure calculated in accordance with U.S. GAAP. We have included Adjusted Net Income because it is a key measure used by our management and board of directors to evaluate Criteo's operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of equity awards compensation expense, amortization of acquisition-related intangible assets, acquisition-related costs and deferred price consideration, and the tax impact of the foregoing adjustments in calculating Adjusted Net Income can provide a useful measure for period-to-period comparisons of our core business. Accordingly, we believe that Adjusted Net Income provides useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management and board of directors. Our use of Adjusted Net Income has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these limitations are: (a) Adjusted Net Income does not reflect the potentially dilutive impact of equity-based compensation or the impact of certain acquisition related costs; and (b) other companies, including companies in our industry, may calculate Adjusted Net Income or similarly titled measures differently, which reduces their usefulness as a comparative measure. Because of these and other limitations, you should consider Adjusted Net Income alongside our other U.S. GAAP-based financial results, including net income.

Reconciliation of Adjusted Net Income to Net Income
(U.S. dollars in thousands except share and per share data)
(unaudited)

	Three Months Ended			Three Months Ended
	September 30, 2016			December 31, 2016
	Criteo	CSP (*)	Consolidated	Criteo	CSP (*)	Consolidated (2)
Net income	$14,724	$(2,360)	$12,364	$38,072	$2,090	$40,162
Adjustments:
Equity awards compensation expense	13,965	—	13,965	11,520	1,709	13,229
Amortization of acquisition-related intangible assets	943	—	943	987	—	987
Acquisition-related costs	1,793	—	1,793	446	534	980
Acquisition-related deferred price consideration	3	—	3	(3)	—	(3)
Tax impact of the above adjustments	(129)	—	(129)	(432)	—	(432)
Total net adjustments	16,575	—	16,575	12,518	2,243	14,761
Adjusted net income (1)	$31,299	$(2,360)	$28,939	$50,590	$4,333	$54,923

Weighted average shares outstanding
- Basic	63,628,351	—	63,628,351	63,760,491	—	63,760,491
- Diluted	65,816,422	—	65,816,422	66,184,462	—	66,184,462

Adjusted net income per share
- Basic	$0.49	$—	$0.45	$0.79	$—	$0.86
- Diluted	$0.48	$—	$0.44	$0.76	$—	$0.83

(*) CSP : Criteo Sponsored Products, formerly HookLogic.

(1) Adjusted Net Income is not a measure calculated in accordance with U.S. GAAP. The above table provides a reconciliation of Adjusted Net Income to net income.

(2) Including the contribution of Criteo Sponsored Products business (formerly HookLogic) for the period October 1, 2016 until December 31, 2016.